SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------
                                    FORM 8-K
                                    --------


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


--------------------------------------------------------------------------------



        Date of report (Date of earliest event reported) - June 17, 2004

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





       Delaware                        0-24414                   75-1638027

(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                            Identification No.)



                                 4441 Sigma Road
                               Dallas, Texas 75244



               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903

Item 7.    Exhibits.


             (c)   Exhibits.


                   Exhibit      Description
                   -------      -----------
                   99           Registrant's Press Release, dated June 17, 2004.


Item 12.   Results of Operations and Financial Condition.


The Registrant's press release, dated June 17, 2004, regarding its third quarter fiscal year 2004 results of operations and financial condition, is attached hereto as Exhibit 99 and incorporated by reference herein.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             RF MONOLITHICS, INC.




                                             By:      /s/ Harley E Barnes III
                                                  ------------------------------
                                                      Harley E Barnes III
                                                      Chief Financial Officer




Date: June 17, 2004

                                  EXHIBIT INDEX


Exhibit                      Description
-------                      -----------

99                           Registrant's Press Release, dated June 17, 2004